UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
 of the Securities Exchange Act of 1934

October 18, 2016
 Date of Report (Date of earliest event reported)

KONARED CORPORATION
 (Exact name of small business issuer as specified in its charter)

Nevada	000-55208	99-0366971
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

1101 Via Callejon #200, San Clemente, CA 92673-4230
 (Address of principal executive offices) (Zip Code)

Phone: (808) 212-1553
 (Registrant's telephone number)

N/A
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

Item 1.02 – Termination of a Material Definitive Agreement

On October 18, 2016, KonaRed Corporation (the "Company") entered into a Settlement Agreement with Splash Beverage Group, Inc. ("SBG") (collectively the "Parties") to settle and discharge with no payments being made between the Parties, all claims between the Parties regarding the Confidential Distribution Agreement ("CDA") and Sales and Marketing Services Agreement ("SMSA") which the Parties had entered on April 22, 2014 and which the Company had provided cancelation notices to SBG of the SMSA on September 16, 2015 and the CDA on September 23, 2015.

This Settlement Agreement is the final resolution of all disputes and claims between the Parties.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 – Financial Statements and Exhibits

Exhibit 10.1 - Settlement Agreement October 18, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KONARED CORPORATION

/s/ Shaun Roberts
Shaun Roberts
President and CEO
 October 21, 2016